                                                                  EXHIBIT 24



                     EXTRACT FROM MINUTES OF MEETING OF THE
                             BOARD OF DIRECTORS OF
                       WESTINGHOUSE ELECTRIC CORPORATION
                            HELD ON JANUARY 26, 1994
                     --------------------------------------



      RESOLVED, that the Chief Executive Officer of the Corporation, its Executive Vice President, Finance, and its Vice President & Controller, be, and each of them with full power to act without the others, hereby is, authorized to prepare and execute the Corporation's Annual Report on Form 10-K for the year ended December 31, 1993 and the Corporation's Quarterly Reports on Form 10-Q for 1994, as well as all other reports specified under the regulations of the Securities and Exchange Commission, and any and all amendments thereto, and to file said Forms 10-K and 10-Q and other reports, and any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission on behalf of, and as attorneys for, the Corporation.


                            -----------------------


      I, C. L. McADAMS, Assistant Secretary of Westinghouse Electric Corporation, DO HEREBY CERTIFY that the foregoing is a true and correct copy of a resolution adopted at a meeting of the Board of Directors of said Corporation held on January 26, 1994, at which meeting a quorum was present.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation.

Dated: March 1, 1994


                                              /s/ C. L. McAdams
                                          --------------------------
                                              Assistant Secretary

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 26th day of February, 1994.


                                           /s/ Frank C. Carlucci
                                           ---------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 2nd day of March, 1994.


                                           /s/ Gary M. Clark
                                           -----------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of March, 1994.


                                           /s/ George H. Conrades
                                           ----------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 3rd day of March, 1994.


                                           /s/ William H. Gray
                                           -------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 28th day of February, 1994.


                                           /s/ Michael H. Jordan
                                           ---------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 2nd day of March, 1994.


                                           /s/ David T. McLaughlin
                                           -----------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 25th day of February, 1994.


                                           /s/ Rene C. McPherson
                                           ---------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of March, 1994.


                                           /s/ Richard M. Morrow
                                           ---------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of March, 1994.


                                           /s/ Richard R. Pivirotto
                                           ------------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 28th day of February, 1994.


                                           /s/ Paula Stern
                                           ---------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 2nd day of March, 1994.


                                           /s/ Fredric G. Reynolds
                                           -----------------------

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1993, hereby constitutes and appoints Michael H. Jordan, Fredric
G. Reynolds and Robert E. Faust his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments thereto, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest said seal, and to file said Form 10-K and any and all other documents in connection therewith, with the Securities Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 4th day of March, 1994.


                                           /s/ Robert E. Faust
                                           -------------------